Exhibit 10.19

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

STOCK OPTION GRANT AGREEMENT

pursuant to the

ASPIRATION PARTNERS, INC.

2015 EQUITY INCENTIVE PLAN

THIS STOCK OPTION GRANT AGREEMENT (the “Grant Agreement”) is made and entered into by and between Aspiration Partners, Inc., a Delaware corporation (the “Company”), and the following individual:

Name:                                  (the “Optionee”)

Address

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Aspiration Partners, Inc. 2015 Equity Incentive Plan (the “Plan”). The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Grant Agreement, except as otherwise specifically provided in the Plan.

The Optionee is granted an Option to purchase Common Stock of the Company, subject in all events to the terms and conditions of the Plan and this Grant Agreement, as follows:

A.	DATE OF GRANT: [date]

VESTING COMMENCEMENT DATE: [date]

B.	TYPE(S) OF OPTION: [Non-Qualified Stock Option] [Incentive Stock Option]

To the extent designated as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, notwithstanding such designation, if the Optionee becomes eligible in any given year to exercise ISO’s for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-Qualified Stock Options (“NSO’s”). In the previous sentence, “ISO’s” include ISO’s granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, ISO’s shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. Optionee hereby acknowledges that there is no assurance that the Option will, in fact, be treated as an Incentive Stock Option under Code Section 422.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

C.	TOTAL SHARES OF COMMON STOCK COVERED BY OPTION:

                          Shares, as follows:

Number Covered by Incentive Stock Options:

Number Covered by Non-Qualified Stock Options:

D.	EXERCISE PRICE OF OPTION: per Share (the “Exercise Price”).

E.	EXPIRATION DATE: (subject to earlier termination as provided herein and in the Plan).

F. EXERCISE SCHEDULE: Except as otherwise provided in this Grant Agreement, this Option (to the extent not previously exercised) may be exercised, in whole or in part, with respect to the Shares in accordance with the following vesting schedule:

[vesting schedule to be inserted]

[insert acceleration of vesting upon a particular event (death, disability, change in control) if applicable]

To the extent that the Option vests and becomes exercisable, the Shares underlying the Option that vest become exercisable shall be cumulative and may be exercised in whole or in part (provided that the Company shall not be required to issue fractional shares). For the avoidance of doubt, no Shares underlying the Option shall vest and become exercisable after the date on which the Optionee ceases to be a Service Provider (as defined below).

G. EXERCISE OF OPTION FOLLOWING TERMINATION OF SERVICE: This Option shall terminate and be cancelled to the extent not exercised within ninety (90) days after the Optionee ceases to be an employee, leased employee, member of the Board of Directors (including an advisory member) or consultant of the Company or any of its Affiliates (“Service Provider”), except that if such cessation is due to the death or Disability of the Optionee, this Option shall terminate and be cancelled twelve months after the Optionee ceases to be a Service Provider. To the extent not exercised within such period of time, the Option shall be cancelled.

Notwithstanding the foregoing, in the event that the Service Provider’s service with the Company or any Affiliate is terminated for “Cause” (as defined in the Plan), then the Option shall immediately terminate on the date of such termination of service and shall not be exercisable for any period following such date. In no event, however, shall this Option be exercised later than the Expiration Date as provided above and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of cessation of status as a Service Provider.

H. RESTRICTIONS AGREEMENT; STOCKHOLDERS AGREEMENTS. As a condition precedent to the exercise of this Option, the Board may require the Optionee (or his/her estate or heir, or other permitted person exercising on the Optionee’s behalf, if applicable) to execute and deliver a Stock Restrictions Agreement in the form attached hereto as Exhibit B or such other form as the Board or Committee may require (the “Restrictions Agreement”), and/or such other Stockholders Agreements (as defined in the Plan) as the Board or Committee may require.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

I. COVENANTS AGREEMENT. This Option shall be forfeited, nonexercisable and of no force or effect in the event that the Optionee breaches any agreement between the Optionee and the Company with respect to non-competition, non-solicitation, assignment of inventions and contributions and/or non-disclosure obligations of the Optionee.

J. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or such other form as the Committee may require, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Committee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the aggregate Exercise Price. Notwithstanding the foregoing, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

K. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:

1.	cash;

2.	certified or bank check; or

3.

such other form of consideration and/or pursuant to such method as the Committee shall determine in its sole and absolute discretion, provided that such form of consideration and/or method is permitted by the Plan and by applicable law.

Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable Federal and state tax withholding requirements (or to make such other provision for such tax withholding requirements permitted by the Plan and by applicable law).

L. TAX CONSEQUENCES OF OPTION. Some of the federal income tax consequences relating to the grant and exercise of this Option, as of the date of this Option, are set forth below. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE), AND ASSUMES THAT THE EXERCISE PRICE OF THIS

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

OPTION IS NO LESS THAN THE FAIR MARKET VALUE OF THE COMMON STOCK UNDERLYING THE OPTION AT THE DATE OF GRANT. MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THIS OPTION OR TO THE OPTIONEE. ACCORDINGLY, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF ANY EXERCISED SHARES.

1.	Grant of the Option. The grant of an Option generally will not result in the imposition of a tax under the federal income tax laws.

2.	Exercising the Option.

(a) Non-Qualified Stock Option. The Optionee may incur regular federal income tax liability upon exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option on the date three (3) months and one (1) day following such change of status.

3.	Disposition of Shares.

(a) NSO. Upon disposition of the NSO Shares, the Optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the NSO Shares plus any amount recognized as ordinary income upon exercise of the NSO. If the Optionee holds NSO Shares for at least one year, any gain (or loss) realized on disposition of the NSO Shares will be treated as long-term capital gain (or loss) for federal income tax purposes.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

(b) ISO. If the Optionee holds ISO Shares for more than one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall promptly notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

M. NON-TRANSFERABILITY OF OPTION. Unless otherwise consented to in advance in writing by the Committee, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

N. SECURITIES MATTERS. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or are exempt from registration thereunder.

O. OTHER PLANS. No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

P. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE RIGHT TO EXERCISE SHARES PURSUANT TO THE EXERCISE SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT WITH THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS GRANT AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE EXERCISE SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE EXERCISE PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

Q. OPTIONEE REPRESENTATIONS. In connection with the receipt and subsequent exercise of the Option, the Optionee represents to the Company the following:

1.

The Optionee is receiving these securities for investment for his own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act, and the Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Optionee further represents and warrants that the Optionee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the securities issuable hereunder.

2.

The Optionee is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Optionee is experienced in evaluating companies, is an investor in securities of companies in the development stage such as the Company, is able to fend for himself in transactions such as the ones contemplated by this Grant Agreement, has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of his prospective investment in the Company, and has the ability to bear the economic risks of such investment, including but not limited to the loss of such investment in its entirety.

3.

The Optionee has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the issuance of the securities issuable hereunder with the Company’s management.

4.	The Optionee understands that the securities have not been registered under the Securities Act.

5.

The Optionee further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the securities and that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the securities, and requirements relating to the Company which are outside of the Optionee’s control, and which the Company is under no obligation and may not be able to satisfy. The Optionee understands that the certificate evidencing the securities will be imprinted with legends which prohibit the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

6.

The Optionee acknowledges that no assurances or representations are made by the Company as to the present or future market value of the Common Stock or as to the business, affairs, financial condition or prospects of the Company. The Optionee acknowledges that the Common Stock is not currently publicly traded, and that the Company has made no assurances that the Common Stock will ever become publicly traded. Neither the Optionee nor his estate, personal representatives or any other successor or transferee shall have any registration rights with respect to any public offering of securities of the Company, its Subsidiaries, Affiliates, successors or assigns.

R. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Grant Agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of Delaware.

[Signature Page Follows]

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement. The Optionee has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

OPTIONEE	ASPIRATION PARTNERS, INC.

By:	By:
Print Name:	Name: Title:

Date:	Date:

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

EXHIBIT A

ASPIRATION PARTNERS, INC. 2015 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Aspiration Partners, Inc.

Attention: [Corporate Secretary]

1. Exercise of Option. Effective as of today,                      , 201    , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Aspiration Partners, Inc. (the “Company”) under and pursuant to the Aspiration Partners, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated                      , 201     (the “Option Agreement”). The per share purchase price for the Shares shall be $         for an aggregate purchase price of $         , as required by the Option Agreement. All of the Shares shall represent Shares acquired by reason of the exercise of [a Non-Qualified Stock Option] [an Incentive Stock Option].

2. Delivery of Payment, Restrictions Agreement and Stockholders Agreement. Purchaser herewith delivers to the Company the full purchase price for the Shares and the applicable Restrictions Agreement and Stockholders Agreement(s) required by the Board, duly executed by Purchaser.

3. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares covered by the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

4. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5. Notice. All notices and other communications given or made hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier,

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

specifying next business day delivery, with written verification of receipt. Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the state of Delaware (the “DGCL”), the Purchaser consents to the delivery of any notice or communications to stockholders given by the Company under this Agreement, the DGCL or the Company’s Certificate of Incorporation or Bylaws by (i) facsimile telecommunication to the facsimile number set forth below (or to any other facsimile number for the Purchaser in the Company’s records), (ii) electronic mail to the electronic mail address set forth below (or to any other electronic mail address for the Purchaser in the Company’s records), (iii) posting on an electronic network together with separate notice to the Purchaser of such specific posting or (iv) any other form of electronic transmission (as defined in the DGCL) directed to the Purchaser. This consent may be revoked by the Purchaser by written notice to the Company (the “Consent Revocation”) and may be deemed revoked in the circumstances specified in Section 232 of the DGCL. A copy of the Consent Revocation (which shall not constitute notice) shall also be sent to Anthony Pergola, Esq. at Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement will be interpreted and enforced under the laws of the state of Delaware, without regard to conflict or choice of law principles.

Submitted by:	Accepted by:

PURCHASER	ASPIRATION PARTNERS, INC.

By:

Name:	Name:
Title:

Address:
Date:

E-mail:
Fax:

Date:

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

EXHIBIT B

STOCK RESTRICTIONS AGREEMENT

THIS STOCK RESTRICTIONS AGREEMENT (the “Agreement”) is made as of          the day of              , 20     , by and between Aspiration Partners, Inc., a Delaware corporation (the “Company”), and                                      (the “Stockholder”).

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase of Shares. The Stockholder, pursuant to the exercise of options granted to him or her by the Company under the Aspiration Partners, Inc. 2015 Equity Incentive Plan (the “Plan”), has purchased on even date herewith, subject to the terms and conditions set forth in this Agreement,                  shares of common stock of the Company (the “Common Stock”), par value $0.0001 per share, at a purchase price of                  per share (the “Shares”). The aggregate purchase price for the Shares shall be paid by the Stockholder. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder. The Stockholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement. The Stockholder further agrees that any additional shares of Common Stock acquired by the Stockholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares of Common Stock shall be deemed Shares for all purposes hereunder.

2. Restrictions on Transfer. The Stockholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

(a) Notice Requirement. If at any time the Stockholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her Shares (the “Offered Shares”), the Stockholder shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

(b) Company Purchase. For fifteen (15) days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Stockholder within such 15-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

(c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Stockholder, and settlement shall be made at the principal office of the Company in cash within thirty (30) days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Stockholder’s Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

(d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Stockholder may, not sooner than fifteen (15) or later than sixty (60) days following the Company’s receipt of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within thirty (30) days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Stockholder with the procedures described in this Section 2.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

(i) the Stockholder’s transfer of any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination thereof (each, a “Permitted Transferee”); provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements shall be exempt from this Section 2. “Immediate family” shall mean spouse (including, without limitation, any domestic partner or partner by virtue of same-sex marriage and/or civil union), children, grandchildren, parents or siblings of the Stockholder, including in each case adoptive relations; or

(ii) any transfer pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(e)(ii), any proposed transferee or Permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

(f) Compliance. In the event of a conflict between this Agreement and the Company’s bylaws (the “Bylaws”) containing a preexisting right of first refusal, the terms of the Bylaws will control and compliance with the Bylaws shall be deemed compliance with this Section 2.

(g) Termination of Restrictions on Transfer. The foregoing restrictions on transfer shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933. In addition, in the event that the Stockholder has entered into, or subsequently enters into, another agreement with the

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

Company with respect to rights of first refusal or any other rights and/or obligations substantially similar to those set forth in this Section 2, the Stockholder and the Company agree and acknowledge that this Section 2 shall be automatically voided and shall have no further legal binding effect on either the Stockholder or the Company

3. Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

4. Drag-Along Right.

(a) Notwithstanding anything contained herein to the contrary, if at any time a stockholder of the Company, or a group of stockholders, owning at least a majority of the capital stock of the Company (hereinafter, collectively the “Transferring Stockholders”) proposes to enter into any transaction involving a Change in Control (as defined below) of the Company that involves the sale, assignment, tender or transfer of capital stock, the Company or the Transferring Stockholders may require the Stockholder to participate in such Change in Control transaction with respect to all or such number of the Stockholder’s Shares as the Company or the Transferring Stockholders may specify in its or their discretion, by giving the Stockholder written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Stockholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Stockholders in the transaction or, in the discretion of the acquiror or successor to the Company, upon payment of the purchase price to the Stockholder in immediately available funds. In addition, if at any time the Company and/or any Transferring Stockholders propose to enter into any Change in Control transaction, the Company may require the Stockholder to vote in favor of such transaction, where approval of the stockholders is required by law or otherwise sought, by giving the Stockholder notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and Bylaws for giving notice of a meeting of stockholders called for the purpose of approving such transaction. If the Company requires such vote, the Stockholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change in Control transaction.

(b) The Stockholder hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to a designee of the Transferring Stockholders, with full power of substitution, with respect to the matters set forth herein, and hereby authorizes each of them to represent and to vote, if and only if the Stockholder (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such Stockholder’s Shares in favor of approval of any Change in Control pursuant to and in accordance with the terms and provisions of this Section 4 of this Agreement. Each of the proxy and power of attorney granted pursuant to this Section 4 of this Agreement is given in consideration of the agreements and covenants of the Company, and as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires. The Stockholder hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless this Agreement terminates or expires, purport to grant any other proxy or power of attorney with respect to any of the Shares,

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

(c) “Change in Control” shall mean, as to any entity: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the entity) by stockholders of the entity, in one transaction or a series of related transactions, of more than 50% of the voting power represented by the then outstanding capital stock of the entity to one or more Persons, (ii) the sale of all or substantially all of the assets of the entity (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization), or (iii) the liquidation, dissolution or winding up of the entity.

(d) In the event that the Stockholder has entered into, or subsequently enters into, another agreement with the Company with respect to drag-along rights or any other rights and/or obligations substantially similar to those set forth in this Section 4, the Stockholder and the Company agree and acknowledge that this Section 4 shall be automatically voided and shall have no further legal binding effect on either the Stockholder or the Company.

5. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS SET FORTH IN A CERTAIN STOCK RESTRICTIONS AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS/HER PREDECESSOR IN INTEREST), AND NO TRANSFER OF SUCH SHARES MAY BE MADE WITHOUT COMPLIANCE WITH THAT AGREEMENT. A COPY OF THAT AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE CORPORATION UPON APPROPRIATE REQUEST AND WITHOUT CHARGE.

6. Investment Representations. The Stockholder represents, warrants and covenants as follows:

(a) The Stockholder is receiving these securities for investment for his own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act, and the Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Stockholder further represents and warrants that the Stockholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the securities issuable hereunder.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

(b) The Stockholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Stockholder is experienced in evaluating companies, is an investor in securities of companies in the development stage such as the Company, is able to fend for himself in transactions such as the ones contemplated by this Grant Agreement, has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of his prospective investment in the Company, and has the ability to bear the economic risks of such investment, including but not limited to the loss of such investment in its entirety.

(c) The Stockholder has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the issuance of the securities issuable hereunder with the Company’s management.

(d) The Stockholder understands that the securities have not been registered under the Securities Act.

(e) The Stockholder further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Stockholder further acknowledges and understands that the Company is under no obligation to register the securities and that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the securities, and requirements relating to the Company which are outside of the Stockholder’s control, and which the Company is under no obligation and may not be able to satisfy. The Stockholder understands that the certificate evidencing the securities will be imprinted with legends which prohibit the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

(f) The Stockholder acknowledges that no assurances or representations are made by the Company as to the present or future market value of the Common Stock or as to the business, affairs, financial condition or prospects of the Company. The Stockholder acknowledges that the Common Stock is not currently publicly traded, and that the Company has made no assurances that the Common Stock will ever become publicly traded. Neither the Stockholder nor his estate, personal representatives or any other successor or transferee shall have any registration rights with respect to any public offering of securities of the Company, its Subsidiaries, Affiliates, successors or assigns.

7. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

(b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

8. Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, the Stockholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any securities of the Company held by the Stockholder at any time during such period except Common Stock (or other securities) included in such registration, provided however, that the restrictions set forth in this Section 8 shall be applicable only:

(a) to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

(b) if all officers and directors of the Company and all persons with registration rights with respect to the Company’s capital stock enter into similar agreements.

9. Withholding Taxes. The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase or disposition of the Shares by the Stockholder.

10. Invalidity or Unenforceability. It is the intention of the Company and the Stockholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Stockholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

11. Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions on transfer set forth in Section 2 of this Agreement. The Company may assign its rights under this Agreement to a third party, provided such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

13. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any right to be retained, in any position, as an employee or consultant of the Company for any period of time or to restrict the Company’s right to terminate the Stockholder’s employment or consulting relationship at any time with or without cause or notice.

14. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Stockholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

15. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice-versa.

16. Stockholder. Whenever the word “Stockholder” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Stockholder’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word “Stockholder” shall be deemed to include such persons.

17. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

18. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

19. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the state of Delaware, without application of the principles of conflict of laws thereof.

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FOR ALL DETAILS, PLEASE REFER TO ESHARES OPTION DOCUMENTATION.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Restrictions Agreement as of the day and year first above written.

ASPIRATION PARTNERS, INC.

By:

Name:
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Title:

STOCKHOLDER

Name:
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Address: